Exhibit 10.14
Form 10-SB
Energytec, Inc.

                   ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS          )(
                                    KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF' ATASCOSA   )(
AND MCMULLEN            )(

That, for TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, energytec.com,inc., a Nevada corporation, hereinafter referred to as "Assignor", whose address is 14785 Preston Road, Suite 550, Dallas, Texas 75240, hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS and CONVEYS unto James A. Nelson, hereinafter referred to as "Assignee", whose address is 1809 Archuleta NE, Albuquerque, New Mexico 87112, and to its successors and assigns, one-ninth (1/9) of Assignor's original interest in and to the leasehold estates or working interest created by those certain Oil and Gas Leases described in the attached Exhibit "A".

For the same consideration, Assignor does hereby BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Assignee, one-ninth (1/9) of Assignor's original ownership in all equipment, personal property, fixtures and improvements located on, used in connection with or appurtenant to the leases described in Exhibit "A", including without limitation, the wells identified in Exhibit "A" in connection with each such lease, and all the surface, wellhead and downhole equipment, tanks, pumps, tubing, casing, flowline, separators, treating facilities, and all other equipment pertaining to said leases and lands. The equipment, personal property, and fixtures are transferred to Assignee "AS IS", "WITH ALL FAULTS" AND IN THEIR PRESENT STATE OF CONDITION AND REPAIR AND ASSIGNOR EXPRESSLY NEGATES ANY IMPLIED WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, with respect to said interests in equipment, personal property and fixtures.

Assignor intends hereby to transfer and convey to Assignee, one-ninth (1/9) of Assignor's original right, title and interest in and to the lands affected by the leases, including mineral and royalty interests, overriding royalty, net profits interests, production payments and any other economic interest owned by Assignor in the production of hydrocarbons and minerals therefrom; and one-ninth (1/9) of Assignor's original right title and interest in and to the pooling and unitization agreements, product purchase and sales contracts, leases, permits, rights-of way, easements, licenses, farmouts, options, and other beneficial contracts or instruments.

Without limiting the foregoing, it is the intent of this assignment to transfer to Assignee one-ninth (1/9) of Assignor's present interest, (save and except the G. W. Henry lease as follows):

ALCOR ENERGY, INC., for itself and its heirs, has reserved from this assignment that certain tract of land known as the G. W. Henry Lease, INSOFAR AND INSOFAR

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ONLY as said lease  covers and  includes  the G. W. Henry Wells Nos. 2, 3, and 4 and 20 acres in as near the shape of a square as possible around each well out of the S.S. Farm Tracts Nos. 5805, 5806, 5807, 5809, and 5810 as described in that certain assignment from Gertrude (Trudy) Carter to Less Hutt dated September 12, 1988, recorded in Volume 802, page 122, Deed Records, Atascosa County, Texas.

This assignment is subject to the terms and conditions of the original leases, all intermediate assignments affecting the leases and to depth limitations, if any, with respect to the leases. As part of the consideration for this Assignment, Assignee assumes its share of responsibility for plugging the wells identified in Exhibit "A" in accordance with all the rules and regulations of the Railroad Commission of Texas.

The actual interests assigned are specified in Exhibit A.

TO HAVE AND TO HOLD the leasehold interests described in Exhibit "A" and the related properties and assets above described, unto Assignee, its successors and assigns, forever, without warranty either express or implied.

This instrument is executed this 12 day of January, 2001, but to be effective as of September 1st, 2000, at 7:00 a.m.
                                          energytec.com,inc.

                                          By:  /s/ Frank W. Cole, President
                                          "ASSIGNOR"

                                          By:  /s/ R.A. Manogue
                                          Mable Trust
                                          "ASSIGNEE"
STATE OF NEW MEXICO

COUNTY OF BERNALILLO

This instrument was acknowledged before me on this the 12 day of January, 2001, by Frank W Cole, President of energytec.com,inc, A Nevada Corporation, on behalf of said corporation.

                                          /s/ Becky Coffman
                                          Notary Public, State of New Mexico

STATE OF NEW MEXICO

COUNTY OF BERNALILLO

This instrument was acknowledged before me on the 12 day of January, 2001, by R.A. Manogue for the Trust.

                                          /s/ Becky Coffman
                                          Notary Public, State of New Mexico

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                                   EXHIBIT "A"

G. W. Henry "B" Lease

Oil and Gas Lease dated March 16, 1976, from George W. Henry and wife, Lillian Henry, as Lessor, to Less Hutt, as Lessee, recorded in Volume 429, page 468, Deed Records, Atascosa County, Texas, covering 1435.30 acres of land, more or toss, in the Dr. Charles F. Simmons 95,000-acre Subdivision in Atascosa County, Texas, according to the map thereof in Volume 7, Map Records, Atascosa County, Texas, consisting of various S.S. Farm Tracts in said Subdivision as more particularly described in said lease, SAVE AND EXCEPT therefrom the G. W. Henry Wells Nos. 2, 3 and 4 and 20 acres in the form of a square around each such well out of S. S. Farm Tracts Nos. 5805, 5806, 5807, 5808, 5809 and 5810, as
described by exception in that certain Assignment from Gertrude (Trudy) Carter to Less Hutt dated September 12, 1988, recorded in Volume 802, page 122, Deed Records, Atascosa County, Texas: Interest Assigned: Working Interest: 0.11111111 Revenue Interest: 0.09559461 Wells Affected: G. W. Henry Wells Nos. 6 and 7-B and WELL 2-A. Depth Limitation: As contained in Lease

Williams Unit

Lease 1: Oil, Gas and Mineral Lease dated December 5,1975, from Mary Isabella Williams, as Lessor, to Less Hutt, as Lessee, recorded in Volume 424, page 167, Deed Records, Atascosa County, Texas; and

Lease 2: Oil and Gas Lease dated January 15,1973, from Corpus Christ State Bank as Successor Trustee for the Daniel Denton Countiss Trust, as Lessor, to Less Hutt, as Lessee, recorded in Volume 429, page 488, Deed Records, Atascosa County, Texas, and in Volume 123, page 1, Deed Records, McMullen County, Texas;

INSOFAR AS AND ONLY INSOFAR AS the above described Leases 1 and 2 cover 40 acres of land, consisting of the 40-acre Oil Unit designated as the Williams Unit according to Designation of Oil Unit dated effective as of first production, filed April 20, 1976, executed by Harry Lee Carter et at., and recorded in Volume 431, page 137, Deed Records, Atascosa County, Texas.
      Interest Assigned:
            Working Interest:. 0.11111111
            Revenue Interest: 0.0.9490741
Wells Affected: Williams Unit Wells Nos. 1 and 2
Depth Limitation: 7,000 feet under the portion of said unit covered by Lease 2

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                                                                          Page 2
                                                                     Exhibit "A"

V. Houston Lease

Oil and Gas Lease dated November 8,1972, from V. H. Houston and wife, Edith Houston, as Lessor, to Less Hutt, as Lessee, recorded in Volume 122, page 223, Deed Records, McMullen County, Texas, covering 1339.69 acres of land, more or less, in the George Elliott Survey No. 959, A-181, McMullen County, Texas, INSOFAR AS AND ONLY INSOFAR AS said lease covers 320 acres situated in the northwest corner of said 1339.69 acres, as described by exception in a Partial Release of Oil and Gas Lease dated June 28, 1976, executed by Harry Lee Carter et at., recorded in Volume 142, page 349, Deed Records, McMullen County, Texas.
      Interest Assigned:
            Working Interest: 0.11111111
            Revenue Interest: 0.09027777
Wells Affected: V. Houston Wells Nos.  1-A, 4-A, 5-A, 8-A, and 15-A
Depth Limitation: Surface to 7100 feet.

V. Houston "A" Lease

Oil and Gas Lease dated November 27, 1978, from V.H. Houston and wife, Edith Houston, as Lessor, to Less Hutt, as Lessee, recorded in Volume 161, page 421, Deed Records, McMullen County, Texas, covering 1019.69 acres of land, more or less, in the George Elliott Survey No. 959, A-181, McMullen County, Texas, INSOFAR AS AND ONLY INSOFAR AS said lease covers and includes 240 acres, more or less, being the same lands described by Exception in that certain Partial Release of Oil and Gas Lease dated June 20,1986, executed by Less Hutt et al., recorded in Volume 267, page 141, Deed Records, McMullen County, Texas.
      Interest Assigned: (Wells 1 OA & 11 A):
            Working Interest: 0.11111111
            Revenue Interest: 0.089843756
      Interest Assigned: (12A & 14A)
            Working Interest: 0.01941111
            Revenue Interest: 00.01569570
Well Affected: V. Houston Wells Nos. 10-A, 11-A, 12-A, 14-A
Depth Limitation: Surface to 7100 feet

Ida Mae Henry Kaiser Lease

Oil and Gas Lease dated March 16, 1976, from Ida Mae Henry Kaiser and husband, Billy Wayne Kaiser, as Lessor, to Less Hutt, as Lessee, recorded in Volume 429, page 475, Deed Records, Atascosa County, Texas, covering 240 acres of land, more or less, consisting of S.S. Farm Tracts Nos. 4215 through 4224, 4231 through 4240, 4462 through 4463 and 4475 through 4476 of the Dr. Charles F. Simmons 95,000-acre Subdivision in Atascosa County according to the map thereof in Volume 7, Map Records, Atascosa County, Texas, as more particularly described in said lease.

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                                                                          Page 3
                                                                     Exhibit "A"

      Interest Assigned:
            Working Interest: 0.11111111
            Revenue Interest: 0.09559461
Well Affected: I.M. Henry Kaiser Well No. 1
Depth Limitation: None

M.I.  Williams "A" Lease

Oil, Gas, and Mineral Lease dated December 5, 1975, from Mary Isabella Williams, as Lessor, to Less Hutt, as Lessee, recorded in Volume 424, page 167, Deed Records, Atascosa County, Texas, covering 493 acres of land, more or less, in the L. D. Murphy Survey No. 18, A-1382, and the J. & 0. Fisk Survey No. 958, A-251, Atascosa County, Texas, as more particularly described in said lease, SAVE AND EXCEPT therefrom 20 acres out of the lands covered by said lease as included in the 40-acre Williams Unit according to a Designation of Oil Unit at Volume 431, page 137, Deed Records, Atascosa County, Texas.
      Interest Assigned (Wells 2A, 3A, 4A, & SA)
            Working Interest: 0.11111111
            Revenue Interest: 0.09646288
      Interest Assigned: (Well 6A)
            Working Interest: 0.03198888
            Revenue Interest: 0.02777166

Wells Affected: M.I Williams Wells Nos. 2-A, 3-A, 4-A, 5-A, and 6-A. Depth Limitation: None

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